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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                     FORM 8-K

                                  CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

                            Date of Report: April 2, 2002

                            COMMISSION FILE NUMBER 1-9838


                                 NS GROUP, INC.

             (Exact name of registrant as specified in its charter)


                 KENTUCKY                                  61-0985936
     (State or other jurisdiction of                    (I.R.S. Employer
     incorporation or organization)                    Identification No.)




                 530 WEST NINTH STREET, NEWPORT, KENTUCKY 41071
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (859) 292-6809

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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS
              (c)      Exhibits

                       99.1 April 2, 2002 Press Release

Item 9.  REGULATION FD DISCLOSURE

         On April 2, 2002, NS Group, Inc. issued a news release regarding a new credit facility. The press release is attached hereto as Exhibit 99.1.






                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NS GROUP, INC.

Date: April 2, 2002                 By:  /s/ Thomas J. Depenbrock
                                    -----------------------------
                                    Thomas J. Depenbrock
                                    Vice President, Treasurer and
                                    Chief Financial Officer




                                  EXHIBIT INDEX



No.                 Exhibit
---                 -------
99.1                April 2, 2002 Press Release